UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               -----------------


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): December 6, 2004
                                                       (December 2, 2004)
                                Friedman's Inc.
            (Exact Name of Registrant as Specified in its Charter)

          Delaware                     0-22356                    58-20583
(State or Other Jurisdiction       (Commission File            (IRS Employer
      of Incorporation)                Number)              Identification No.)


                            171 Crossroads Parkway
                            Savannah, Georgia 31422
                   (Address of Principal Executive Offices)

                                (912) 233-9333
                        (Registrant's telephone number,
                             including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On December 2, 2004, Friedman's Inc. (the "Company") and certain of its subsidiaries (collectively, the "Borrowers") entered into the Second Amendment to Second Amended and Restated Credit Agreement (as amended, the "Credit Facility"), by and between the Borrowers, Jewelry Investors II, L.L.C., as Term Agent, and Jewelry Investors II, as Term Lender (the "Second Amendment"). The Second Amendment amends the Credit Facility to revise certain financial covenants relating to the term loan portion of the credit facility and, in particular, reduces the minimum cumulative EBITDA requirements for the two month period ending November 27, 2004 and the required minimum ratio of Accounts Payable to Inventory as of November 27, 2004.

         The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is included with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item.

Item 8.01.        Other Events.

         On December 3, 2004, the Company issued a press release announcing that it had reached an agreement with its senior term lender to amend its Credit Facility. The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed as part of this report:


Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Second Amendment to Second Amended and Restated Credit Agreement, dated December 2, 2004, by and between Friedman's, Inc., each of its subsidiaries party thereto, Jewelry Investors II, L.L.C., as Term Agent, and Jewelry Investors II, as Term Lender

Exhibit 99.1          Press release dated December 3, 2004

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRIEDMAN'S INC.


Date: December 6, 2004                      By: /s/ C. Steven Moore
                                               ---------------------------------
                                               C. Steven Moore
                                               Chief Administrative Officer
                                                  and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Second Amendment to Second Amended and Restated Credit Agreement, dated December 2, 2004, by and between Friedman's, Inc., each of its subsidiaries party thereto, Jewelry Investors II, L.L.C., as Term Agent, and Jewelry Investors II, as Term Lender

Exhibit 99.1          Press release dated December 3, 2004